Exhibit 10.7

FORM OF

INTELLECTUAL PROPERTY MATTERS AGREEMENT

between

SARA LEE CORPORATION

and

HANESBRANDS INC.

i

INTELLECTUAL PROPERTY MATTERS AGREEMENT

This Intellectual Property Matters Agreement (this “Agreement”), dated as of [                    ], 2006, is by and between Sara Lee Corporation, a Maryland corporation (“Sara Lee”), and Hanesbrands Inc., a Maryland corporation (“HBI”).

RECITALS

WHEREAS, the board of directors of Sara Lee has determined that it is appropriate and desirable to separate the Branded Apparel Business of Sara Lee from its other businesses;

WHEREAS, in order to effectuate the foregoing, Sara Lee and HBI have entered into a Master Separation Agreement dated as of [                    ], 2006 (as amended, modified and/or restated from time to time, the “Separation Agreement”), which provides, among other things, subject to the terms and conditions set forth therein, for the Separation and the Contribution, and for the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing; and

WHEREAS, the Parties desire to set forth in this Agreement certain rights and obligations related to Intellectual Property matters necessary in order to ensure an orderly transition under the Separation Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and subject to and on the terms and conditions herein set forth, the Parties hereby agree as follows.

ARTICLE I

TRADEMARK MATTERS

Section 1.1 Limited Trademark License.

(a) License Grant. Subject to the terms and conditions of this Agreement, Sara Lee grants to HBI a fully-paid-up, royalty-free, non-exclusive and non-transferable (except as expressly provided in Section 3.11 of this Agreement) license, without the right to sublicense (except as expressly permitted in this Section 1.1(a)), (i) to use the Sara Lee Marks, and (ii) to permit its Affiliated Companies to use the Sara Lee Marks, in each case in the Territory and solely in connection with Sara Lee Materials. HBI shall be responsible for causing any of its Affiliated Companies so licensed hereunder to comply with the terms and conditions of the Trademark License Agreement. Furthermore, the Parties expressly agree that HBI and its Affiliated Companies may sublicense the Sara Lee Marks to agents and contractors of HBI and its Affiliated Companies who are retained to provide services to HBI or its Affiliated Companies to use the Sara Lee Marks solely in connection with Sara Lee Materials for purposes of providing such services to HBI and its Affiliated Companies, HBI and its Affiliated Companies being and remaining responsible for compliance of such third parties with this Trademark License Agreement in such use.

(b) Obligation to Discontinue Use. HBI shall use its reasonable best efforts to discontinue use of, or to remove the Sara Lee Marks from, all Sara Lee Materials as soon as possible after the Distribution Date. Notwithstanding the foregoing, upon expiration or termination of the Trademark License Agreement, all rights of HBI to use the Sara Lee Marks shall terminate immediately and shall revert to Sara Lee, and HBI shall discontinue all use of the Sara Lee Marks and Sara Lee Materials as soon as is commercially reasonable. In connection with the foregoing, upon Sara Lee’s written request, a corporate officer of HBI shall certify that, based upon a reasonable investigation, HBI has either: (i) destroyed the Sara Lee Materials as of the effective date of such termination or expiration; or (ii) removed the Sara Lee Marks from the Sara Lee Materials. The obligation to discontinue use described in this Section 1.1(b) shall not apply to Sara Lee Materials that, as of the date of expiration or termination of the Trademark License Agreement, HBI or any of its Affiliated Companies has released into the stream of commerce and that are no longer under HBI’s control.

(c) Obligation to Cease Ordering Materials. As of the Distribution Date, HBI shall cease creating and ordering any Materials bearing the Sara Lee Marks.

Section 1.2 Ownership and Protection of the Sara Lee Marks.

(a) Sara Lee’s Ownership. HBI shall not directly or indirectly challenge Sara Lee’s sole and exclusive ownership of all right, title and interest in and to the Sara Lee Marks, including the goodwill associated therewith. All goodwill arising from HBI’s or its Affiliated Companies’ use of the Sara Lee Marks shall inure solely to the benefit of Sara Lee. Neither HBI nor its Affiliated Companies shall acquire any ownership rights in the Sara Lee Marks, variations thereon, or marks confusingly similar thereto, as a result of exercise of any rights under this Agreement.

(b) Prohibited Actions. HBI shall not adopt, use, register or apply for registrations anywhere in the world for the Sara Lee Marks or any other Trademarks that (i) are confusingly similar to the Sara Lee Marks; (ii) are variations of the Sara Lee Marks; or (iii) incorporate the Sara Lee Marks. In using the Sara Lee Marks pursuant to this Agreement, HBI shall in no way represent that it has any rights, title or interest in the Sara Lee Marks other than those expressly granted under this Agreement.

(c) Notice of Infringement. HBI shall give Sara Lee prompt written notice of any potential infringement of the Sara Lee Marks by any third party that comes to the attention of (i) an officer of HBI or its Affiliated Companies, (ii) any general manager of or Person holding a senior management position with any business segment of HBI or any of its Affiliated Companies, or (iii) an intellectual property administrator or attorney in the intellectual property law department of HBI or any of its Affiliated Companies. Sara Lee shall have the sole and exclusive right to enforce any rights in the Sara Lee Marks with respect to the potential infringement. HBI shall provide Sara Lee, at Sara Lee’s written request and expense, all reasonable assistance that may be required in any action to enforce Sara Lee’s rights in the Sara Lee Marks.

(d) Protection of Rights in Sara Lee Marks. HBI shall reasonably assist Sara Lee, at Sara Lee’s written request and expense, to the extent reasonably necessary to protect any of Sara Lee’s rights in the Sara Lee Marks.

(e) Reservation of Rights. Any rights not expressly granted to HBI with respect to the Sara Lee Marks under this Agreement are expressly reserved by Sara Lee.

Section 1.3 Quality Control and Use of the Sara Lee Marks.

(a) Quality Control. HBI shall use the Sara Lee Marks only as expressly permitted in Section 1.1(a) of this Agreement. HBI shall use the Sara Lee Marks only in connection with goods or services of a high quality in keeping with the reputation and goodwill of Sara Lee as of the Distribution Date. HBI shall not, by any act or omission, tarnish, disparage, or injure the reputation of the Sara Lee Marks or Sara Lee, and the goodwill associated therewith.

(b) Inspection. HBI shall reasonably cooperate with Sara Lee in facilitating Sara Lee’s ability to determine the nature and quality of the activities of HBI and its Affiliated Companies in connection with the Sara Lee Marks. Upon reasonable advance notice (which shall not be less than three (3) Business Days) and during regular business hours, HBI shall permit Sara Lee to inspect the relevant facilities and records related to HBI’s or its Affiliated Companies’ use of the Sara Lee Marks.

(c) Required Notices. In using the Sara Lee Marks in connection with the Sara Lee Materials, HBI shall duly include all notices and legends with respect to the Sara Lee Marks as are or may be reasonably requested in writing by Sara Lee or required by applicable federal, state or local trademark laws.

(d) Compliance. HBI shall comply with all applicable laws and regulations pertaining to its activities in connection with the Sara Lee Marks.

Section 1.4 Term and Termination of Trademark License.

(a) Term. Unless earlier terminated in accordance with Section 1.4(b) of this Agreement, the Trademark License Agreement shall be in effect from the Distribution Date until the first anniversary of the Distribution Date.

(b) Termination. The Trademark License Agreement shall automatically terminate upon HBI’s failure to cure any material breach of this Article I within thirty (30) days after the receipt of written notice of such material breach from Sara Lee.

Section 1.5 Trademark Ownership Acknowledgement. The Parties hereby acknowledge that, as between the Parties, Sara Lee is the sole and exclusive owner of all right, title and interest in and to the Sara Lee Marks. Further to Section 4.2(a) of the Separation Agreement, the Parties hereby acknowledge that, as between the Parties and as of the Distribution Date, HBI is the sole and exclusive owner of all right, title and interest in and to the HBI Trademarks.

Section 1.6 Trademark Database.

(a) Trademark Database Copies. It is the intention of the Parties that, on or before the Distribution Date, each of Sara Lee and HBI shall possess a copy of the Trademark Database for each Party’s use. To the extent a Party does not have such a copy, the Parties shall cooperate to ensure that the Party is able to obtain the copy of the Trademark Database. Each Party shall be responsible for ensuring that its copy of the Trademark Database and software relating thereto is properly licensed to such Party by CPi.

(b) HBI Data Deletion. At such time as the Parties deem appropriate in writing, but in any event within thirty (30) days of the termination or expiration of the Trademark License Agreement, HBI shall use its reasonable best efforts to delete all data relating to the Sara Lee Marks that exists in HBI’s copy of the Trademark Database and all such data relating to such Sara Lee Marks that is otherwise in HBI’s possession or control. At such time as the Parties deem appropriate in writing, but in any event within thirty (30) days of notice from Sara Lee, HBI shall use its reasonable best efforts to delete all data relating to the Sara Lee Trademarks (other than the Sara Lee Marks) that exists in HBI’s copy of the Trademark Database and all such data relating to such Sara Lee Trademarks (other than the Sara Lee Marks) that is otherwise in HBI’s possession or control. Within thirty (30) days after each such deletion, HBI shall use reasonable best efforts to require CPi to certify to Sara Lee that such deletion has occurred, and HBI shall take all necessary actions to enable CPi to certify such deletion.

Section 1.7 Sara Lee Redirection of URLs, Domain Names and E-mails.

(a) Redirection of URL’s and Domain Names. For a period of twelve (12) months following the Distribution Date, Sara Lee shall cause all Persons seeking to access or otherwise utilize the URLs or domain names set forth on Schedule 3 of this Agreement, or the websites, website content, or web services associated therewith, to be redirected as promptly and as interruption-free as is reasonably commercially practicable, to the URLs or domain names designated by, and in accordance with the reasonable instructions of, HBI or its Affiliated Companies within fifteen (15) days of Sara Lee’s receipt of written notice from HBI designating such URLs, domain names and providing such instructions, provided that, HBI maintains such recipient URLs and domain names so that they are current and accessible to the general public.

(b) Redirection of E-mails. For a period of twelve (12) months following the Distribution Date, Sara Lee shall cause all e-mail messages addressed to an HBI employee who has an active e-mail account on Sara Lee’s e-mail system as of the Distribution Date to be redirected as promptly and as interruption-free as is reasonably commercially practicable to such HBI employee’s active e-mail account on HBI’s e-mail system, provided that Sara Lee shall only be responsible for redirecting such e-mail messages (i) that are accurately addressed to the applicable Sara Lee e-mail account; and (ii) to the extent that the characters preceding the “@” sign in the applicable HBI employee’s HBI e-mail address are identical to, and appear in the same order as, such HBI employee’s e-mail address prior to the Distribution Date.

Section 1.8 Further Assurances and Cooperation. Each Party, upon the written request and at the expense of the other Party, shall provide such reasonable cooperation, shall perform such further reasonable acts, and shall execute and deliver such reasonable documents and affidavits that may be necessary to: (i) maintain the registration of the Sara Lee Marks or the HBI Trademarks, (ii) document and record each Party’s rights in the Sara lee Marks and the HBI Trademarks that it owns as of the Distribution Date; and (iii) prosecute, enforce or defend the Sara Lee Marks or the HBI Trademarks and any related registrations. Each Party shall reasonably cooperate with the other Party at such other Party’s expense, in connection with written requests made pursuant to and in accordance with this Agreement relating to the requesting Party’s Trademarks, portions of the

Trademark Database relating to the requesting Party’s Trademarks, and the requesting Party’s obligations to any Person, which shall include, without limitation: (x) locating and/or providing Trademark-related records pertaining to the Sara Lee Marks or the HBI Trademarks; (y) ensuring appropriate personnel are available to respond to the requesting Party’s requests; and (z) producing information that is reasonably requested on a timely basis with respect to the requesting Party’s Trademarks. The rights and obligations set forth in this Section 1.8 shall be in effect from the Distribution Date until such time as the Parties deem appropriate in writing, but in any event within thirty (30) days after the termination or expiration of the Trademark License Agreement.

ARTICLE II

SOFTWARE LICENSE

Section 2.1 Internal Use License Grant. Sara Lee hereby grants to HBI a limited, fully paid-up, royalty-free, perpetual, non-transferable (except as expressly provided in Section 3.11 of this Agreement), non-sublicensable (except as expressly provided in this Section 2.1), non-exclusive license, (i) to use, copy, perform, display, distribute, execute, modify and make derivative works of (collectively, “Use”) the Licensed Software (including the source code and documentation to such Licensed Software) and (ii) to permit its Affiliated Companies to Use the Licensed Software (including the source code and documentation to such Licensed Software), in each case solely for Internal Use in the Territory. Furthermore, the Parties expressly agree that HBI and its Affiliated Companies may sublicense the Licensed Software to agents and contractors of HBI and its Affiliated Companies who are retained to provide services to HBI or its Affiliated Companies to Use the Licensed Software for purposes of providing such services, HBI and its Affiliated Companies being and remaining responsible for (i) compliance of such third parties with this Software License Agreement in such Use; and (ii) requiring and verifying that such third parties have destroyed any copies of the Licensed Software in their possession upon termination.

Section 2.2 License Restrictions. Except as expressly authorized under this Agreement, HBI shall not knowingly cause or permit the: (i) use, copying, modification, rental, lease, transfer, sale, assignment, timeshare or distribution of the Licensed Software; or (ii) access to or Use of the Licensed Software by a third party including in connection with a service bureau, website or other configuration whereby a third party may have access to and/or Use the Licensed Software. HBI shall cooperate with Sara Lee in facilitating Sara Lee’s ability to determine the nature of the activities in connection with the Licensed Software. Upon reasonable advance notice (which shall not be less than three (3) Business Days) and during regular business hours, HBI shall permit Sara Lee to inspect its relevant operations and records related to HBI’s use of the Licensed Software.

Section 2.3 Intellectual Property. As between the Parties, Sara Lee shall retain ownership of all Intellectual Property rights in the Licensed Software. As between the Parties, HBI shall own all right, title and interest in and to the HBI Modifications.

Section 2.4 Confidentiality. HBI acknowledges and agrees that the Licensed Software shall constitute Confidential Operational Information and, subject to Sections 2.1 and 2.2 of this Agreement, shall be treated accordingly under Section 5.3 of the Separation Agreement.

Section 2.5 Notice of Infringement. In the event (a) an officer of a Party or its Affiliated Companies, (b) any general manager or Person holding a senior management position with any business segment of a Party or any of its Affiliated Companies, or (c) any intellectual property administrator of or an attorney in the intellectual property law department of a Party becomes aware (i) of circumstances reasonably indicating that a Party’s use of the Licensed Software may infringe or misappropriate a third party’s Intellectual Property rights; (ii) that a third party may claim or has claimed that a Party’s use of the Licensed Software infringes or misappropriates such third party’s Intellectual Property rights; or (iii) that a third party may be infringing or misappropriating Sara Lee’s Intellectual Property rights in the Licensed Software, such Party shall notify the other Party of the foregoing as applicable.

Section 2.6 Acknowledgment Regarding No Further Actions. HBI hereby acknowledges that it possesses a complete and working copy of each Licensed Software program. Notwithstanding anything to the contrary in this Agreement, the Separation Agreement, or any other Ancillary Agreements, the Parties hereby acknowledge that Sara Lee shall have no obligation to perform any actions with respect to the Licensed Software, including, without limitation, to provide delivery, acceptance testing, custom modifications, training, support, or maintenance (including, without limitation, providing upgrades, fixes, patches or repairs).

Section 2.7 Term and Termination of Software License.

(a) Term. The Software License Agreement shall be in effect as of the Distribution Date and shall remain in effect unless terminated pursuant to this Agreement.

(b) Termination for Breach. The Software License Agreement shall automatically terminate upon the earlier of the dates on which (i) HBI fails to commence cure of, and use reasonable, continuing and diligent efforts to cure, any breach of this Software License Agreement within thirty (30) days after receipt of written notice of such breach from Sara Lee; or (ii) HBI fails to cure any breach of this Software License Agreement one hundred and twenty (120) days after HBI’s receipt of written notice of a such breach from Sara Lee.

(c) Termination for Convenience. HBI may terminate the Software License Agreement at any time, in its sole discretion, upon thirty (30) days written notice to Sara Lee.

(d) Effect of Termination. Upon termination of the Software License Agreement, all rights of HBI and permitted third parties to Use the Licensed Software shall terminate immediately. Upon termination of the Software License Agreement, HBI shall promptly return to Sara Lee or, at Sara Lee’s option, destroy all copies of the Licensed Software.

ARTICLE III

MISCELLANEOUS

Section 3.1 Survival; No Cross-Defaults.

(a) Survival. Section 1.2(a), Section 1.2(b), Section 1.2(e), Section 1.4, Section 1.5, Section 1.6, Section 1.7, Section 2.3, Section 2.4, Section 2.7, Section 3.2, Section 3.3, and Article IV shall survive any expiration or termination of this Agreement in part or in whole.

(b) No Cross-Defaults. For the avoidance of doubt, the termination or expiration of the Trademark License Agreement or the Software License Agreement shall not affect the validity and maintenance in force of the other license agreement.

Section 3.2 Disclaimer of Warranties. THE SARA LEE MARKS AND THE LICENSED SOFTWARE ARE PROVIDED “AS IS.” SARA LEE DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER ORAL OR WRITTEN, WHETHER EXPRESS, IMPLIED, OR ARISING BY STATUTE, CUSTOM, COURSE OF DEALING OR TRADE USAGE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, IN CONNECTION WITH THIS AGREEMENT, THE SARA LEE MARKS, OR THE LICENSED SOFTWARE. SARA LEE SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT IN CONNECTION WITH THIS AGREEMENT, THE SARA LEE MARKS, AND THE LICENSED SOFTWARE. SARA LEE MAKES NO REPRESENTATION OR WARRANTY THAT THE LICENSED SOFTWARE WILL BE FREE FROM DEFECTS, ERRORS OR HARMFUL CODE, OR THAT THE OPERATION OF THE LICENSED SOFTWARE WILL BE UNINTERRUPTED, ERROR-FREE, OR IN ACCORDANCE WITH ANY DOCUMENTATION OR SPECIFICATIONS, OR THAT DEFECTS IN THE LICENSED SOFTWARE WILL BE CORRECTED.

Section 3.3 Limitation of Liability. TO THE MAXIMUM EXTENT ALLOWED UNDER APPLICABLE LAW, IN NO EVENT WILL SARA LEE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STATUTE OR OTHERWISE, AND WHETHER OR NOT SARA LEE WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO HBI’S OBLIGATIONS UNDER Section 1.1(a), Section 1.2 AND Section 1.3 OF THIS AGREEMENT, AND TO THE MAXIMUM EXTENT ALLOWED UNDER APPLICABLE LAW, IN NO EVENT WILL HBI OR ANY OF ITS AFFILIATED COMPANIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STATUTE OR OTHERWISE, AND WHETHER OR NOT HBI WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Section 3.4 Conflict with Separation Agreement. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Separation Agreement, the terms and conditions of this Agreement shall control.

Section 3.5 Independent Contractors. The Parties each acknowledge that they are separate entities, each of which has entered into this Agreement for independent business reasons.

The relationships of the Parties hereunder are those of independent contractors and nothing contained herein shall be deemed to create a joint venture, employer/employee, partnership or any other relationship.

Section 3.6 Compliance with Laws. Each Party shall comply with all applicable laws, rules, regulations and orders of the United States, all other jurisdictions and any agency or court thereof.

Section 3.7 Entire Agreement. This Agreement, the Separation Agreement and the Ancillary Agreements constitutes the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof. All Schedules and Exhibits referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

Section 3.8 Amendments and Waivers. This Agreement may be amended and any provision of this Agreement may be waived, provided that any such amendment or waiver shall be binding upon a Party only if such amendment or waiver is set forth in a writing executed by such Party. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Party hereto under or by reason of this Agreement.

Section 3.9 No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that any Party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision of this Agreement must satisfy the conditions set forth in Section 3.12 of this Agreement and shall be effective only to the extent in such writing specifically set forth.

Section 3.10 Parties In Interest. Except for the right to use the Licensed Software granted to HBI’s Affiliated Companies, agents and contractors under Section 2.1 of this Agreement, nothing in this Agreement is intended to confer on any Person other than the Parties, and their respective successors and permitted assigns, any rights or remedies of any nature whatsoever under or by virtue of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, no Person (except HBI’s Affiliated Companies) shall be deemed a third-party beneficiary of this Agreement.

Section 3.11 Assignment; Change of Control; Binding Agreement (a). This Agreement, including the rights granted hereunder to HBI, are personal to HBI. HBI shall not voluntarily, or by operation of law or otherwise, assign, transfer, sublicense (except as expressly provided in Sections 1.1(a) and 2.1 of this Agreement), pledge, encumber or otherwise dispose of all or any part of HBI’s interest in this Agreement without Sara Lee’s prior written consent, to be granted or withheld in Sara Lee’s absolute discretion. Any attempted assignment, transfer, sublicense (except as expressly provided in Sections 1.1(a) and 2.1 of this Agreement), pledge, encumbrance or other disposal without such consent shall be void and shall constitute a material default and breach of this

Agreement. For purposes of this Agreement, a merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party’s stock, or of all or substantially all of its assets shall be deemed to be a prohibited transfer under this Agreement. Sara Lee may assign this Agreement or any of the rights, interests or obligations under this Agreement, in whole or in part. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

Section 3.12 Notices. All notices, demands and other communications given under this Agreement must be in writing and must be either personally delivered, telecopied (and confirmed by telecopy answer back), mailed by first class mail (postage prepaid and return receipt requested), or sent by reputable overnight courier service (charges prepaid) to the recipient at the address or telecopy number indicated below or such other address or telecopy number or to the attention of such other Person as the recipient Party shall have specified by prior written notice to the sending Party. Any notice, demand or other communication under this Agreement shall be deemed to have been given when so personally delivered or so telecopied and confirmed (if telecopied before 5:00 p.m. Eastern Standard Time on a business day, and otherwise on the next business day), or if sent, one business day after deposit with an overnight courier, or, if mailed, five business days after deposit in the U.S. mail.

Sara Lee Corporation,

Three First National Plaza

Chicago, Illinois 60602-4260

Attention: General Counsel

Facsimile Number: (312) 419-3187

Hanesbrands Inc.

1000 East Hanes Mill Road

Winston-Salem, North Carolina 27105.

Attention: General Counsel

Facsimile Number: (336) 714-3638

Section 3.13 Severability. The Parties agree that (i) the provisions of this Agreement shall be severable in the event that for any reason whatsoever any of the provisions hereof are invalid, void or otherwise unenforceable, (ii) any such invalid, void or otherwise unenforceable provisions shall be replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions shall remain valid and enforceable to the fullest extent permitted by applicable law.

Section 3.14 Construction. The descriptive headings herein are inserted for convenience of reference only and are not intended to be a substantive part of or to affect the meaning or interpretation of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. The use of the words “or,” “either” or “any” shall not be exclusive. The words

“hereby,” “herein,” “hereunder” and words of similar import refer to this Agreement as a whole (including any Schedules, Attachments and Exhibits) and not merely to the specific section, paragraph or clause in which any such word appears. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. The Parties agree that prior drafts of this Agreement shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intent of the Parties hereto with respect hereto.

Section 3.15 Counterparts. This Agreement may be executed in multiple counterparts (any one of which need not contain the signatures of more than one Party), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 3.16 Delivery by Facsimile and Other Electronic Means. This Agreement, and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms thereof and deliver them to the other Party. No Party shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature was transmitted or communicated through the use of facsimile machine or other electronic means as a defense to the formation of a contract and each such Party forever waives any such defense.

Section 3.17 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

Section 3.18 Submission to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS (FOR ITSELF AND IN RESPECT OF ITS PROPERTY) TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, OR GREENSBORO, NORTH CAROLINA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY ALSO AGREES NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN Section 3.12 OF THIS AGREEMENT. NOTHING IN THIS SECTION 3.18, HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL

JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

Section 3.19 Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

Section 3.20 Amicable Resolution. The Parties desire that friendly collaboration will develop between them. Accordingly, they will try to resolve in an amicable manner all disputes and disagreements connected with their respective rights and obligations under this Agreement in accordance with Section 6.12 of the Separation Agreement.

Section 3.21 Arbitration. Except for suits seeking injunctive relief or specific performance, in the event of any dispute, controversy or claim arising under or in connection with this Agreement (including any dispute, controversy or claim relating to the breach, termination or validity thereof), the Parties agree to submit any such dispute, controversy or claim to binding arbitration in accordance with Section 6.13 of the Separation Agreement.

ARTICLE IV

DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Separation Agreement. In addition, for purposes of this Agreement, the following terms shall have the following meanings:

“Business Day” shall mean each weekday (Monday, Tuesday, Wednesday, Thursday and Friday), excluding all federally mandated holidays in the United States.

“CPi” shall mean Computer Packages, Inc.

“HBI Modifications” shall mean any modifications, fixes, improvements, revisions, or derivative works to the Licensed Software created by or on behalf of HBI or any of its Affiliated Companies.

“HBI Trademarks” shall mean all Trademarks constituting HBI Assets under the Separation Agreement.

“Internal Use” shall mean the installation, copying or other Use, solely in connection with conducting the Branded Apparel Business, of the Licensed Software on computers owned, leased or otherwise controlled by, or used for the benefit of, HBI or its Affiliated Companies and not for any other purpose, including, without limitation, operation of the Licensed Software for other entities on a service bureau basis.

“Licensed Software” shall mean the software programs set forth on Schedule 2 of this Agreement, including all object code and source code for each program and all documentation, if any exists, for each program.

“Materials” shall mean packaging, catalogs, brochures, circulars, advertising materials, point of sale materials, sampling materials, sales collateral materials, publicity and public relations, signage, websites, website content and all other materials, stationery, business cards, business forms and similar organizational items that are produced by or on behalf of HBI or any of its Affiliated Companies and used to operate, market, promote and advertise HBI, any of its Affiliated Companies, or any of their respective products or services.

“Parties” shall mean Sara Lee and HBI.

“Sara Lee Marks” shall mean the Trademarks set forth on Schedule 1.

“Sara Lee Materials” shall mean any Materials bearing, displaying or otherwise using the Sara Lee Marks that are owned by, and in the control of, HBI or any of its Affiliated Companies as of the Distribution Date.

“Sara Lee Trademarks” shall mean all Trademarks owned by Sara Lee including the Sara Lee Marks.

“Separation Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Software License Agreement” shall mean the rights and obligations set forth in Article III and Article IV of this Agreement.

“Territory” shall mean all territory throughout the world.

“Trademark Database” shall mean CPi Intellectual Property Management System v.05.04.08 comprised of the follow three applications: Patent Management System, Trademark Management System and General Matter Management System.

“Trademarks” shall mean trademarks, service marks, trade names, logos and slogans (and all applications for registration, translations, adaptations, derivations and combinations of the foregoing) and Internet domain names, including the goodwill relating to each of the foregoing.

“Trademark License Agreement” shall mean the rights and obligations set forth in Article I and Article IV of this Agreement.

“URL” shall mean a Uniform Resource Locator.

“Use” has the meaning set forth in Section 2.1.

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed and delivered by its duly authorized officer, all as of the date of this Agreement.

SARA LEE CORPORATION

By:
Name:
Title:

HANESBRANDS INC.

By:
Name:
Title: